FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JANUARY 1, 1999

ADCPB BALANCE

Initial ADCPB                                                85,790,915.00
Prior Month ADCPB                                            40,998,327.52
Current Month ADCPB (Before addition of New Property)        39,518,480.99
Base Principal Amount (Prior - Current)                       1,479,846.53
Add:  ADCPB of New Transferred Property                               0.00
Ending ADCPB (Current + ADCPB of New Property)               39,518,480.99

CLASS A INTEREST SCHEDULE

     Prior Month Class A Principal Balance                   34,761,972.83
     Class A Certificate Rate                                         6.85%
     One twelfth of Class A Certificate Rate                          0.57%
     Class A Certificate Interest                               198,432.93
     Prior Month Class A Overdue Interest                             0.00

     Class A Interest Due                                       198,432.93
     Class A Interest Paid                                      198,432.93

     Current Month Class A Overdue Interest                           0.00

CLASS A PRINCIPAL SCHEDULE

     Prior Month Class A Principal Balance                   34,761,972.83
     Class A Percentage                                              86.00%
     Base Principal Amount                                    1,479,846.53
                                                            --------------
     Class A Base Principal Distribution Amount               1,272,668.01
     Prior Month Class A Overdue Principal                            0.00
                                                            --------------
     Total A Note Principal Due                               1,272,668.01
     Additional amount due for floor payment                     81,234.13
     Additional Class A Principal Due                                 0.00
                                                            --------------
     Class A Principal Paid                                   1,353,902.14

     Class A Overdue Principal                                        0.00
                                                            --------------
     Current Month Class A Principal Balance                 33,408,070.68

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JANUARY 1, 1999


CLASS B-1 INTEREST SCHEDULE

     Prior Month Class B-1 Principal Balance             1,616,836.33
     Class B-1 Certificate Rate                                  7.63%
     One twelfth of Class B-1 Certificate Rate                   0.64%
     Class B-1 Certificate Interest                         10,280.38
     Prior Month Class B-1 Overdue Interest                      0.00

     Class B-1 Interest Due                                 10,280.38
     Class B-1 Interest Paid                                10,280.38

     Current Month Class B-1 Overdue Interest                    0.00

CLASS B-1 PRINCIPAL SCHEDULE

     Prior Month Class B-1 Principal Balance             1,616,836.33
     Class B-1 Percentage                                        4.00%
     Base Principal Amount                               1,479,846.53
     Class B-1 Base Principal Distribution Amount           59,193.86
     Prior Month B-1 Overdue Principal                           0.00
     Additional amount due for floor payment                 3,778.33
                                                        -------------
     Total B-1 Note Principal Due                           62,972.19

     Class B-1 Principal Paid                               62,972.19


     Class B-1 Overdue Principal                                 0.00

     Current Month Class B-1 Principal Balance           1,553,864.14

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JANUARY 1, 1999


CLASS B-2 INTEREST SCHEDULE

     Prior Month Class B-2 Principal Balance             1,616,836.33
     Class B-2 Certificate Rate                                  8.17%
     One twelfth of Class B-2 Certificate Rate                   0.68%
     Class B-2 Certificate Interest                         11,007.96
     Prior Month Class B-2 Overdue Interest                      0.00

     Class B-2 Interest Due                                 11,007.96
     Class B-2 Interest Paid                                11,007.96

     Current Month Class B-2 Overdue Interest                    0.00

CLASS B-2 PRINCIPAL SCHEDULE

     Prior Month Class B-2 Principal Balance             1,616,836.33
     Class B-2 Percentage                                        4.00%
     Base Principal Amount                               1,479,846.53
     Class B-2 Base Principal Distribution Amount           59,193.86
     Prior Month B-1 Overdue Principal                           0.00
     Additional amount due for floor payment                 3,778.33
                                                        -------------
     Total B-1 Note Principal Due                           62,972.19

     Class B-2 Principal Paid                               62,972.19

     Class B-2 Overdue Principal                                 0.00

     Current Month Class B-2 Principal Balance           1,553,864.14

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JANUARY 1, 1999

FLOOR TEST

     Initial ADCPB                                                   85,790,915.00
     Floor percent                                                            3.50%
                                                                     -------------
     Floor                                                            3,002,682.03

     Ending ADCPB                                                    39,518,480.99

     less
     Beginning Balance - Class A                  34,761,973
     Beginning Balance - Class B1                  1,616,836
     Beginning Balance - Class B2                  1,616,836
                                                  ----------
                                                  37,995,645
     less
     Current Month Payment - Class A               1,272,668
     Current Month Payment - Class B1                 59,194
     Current Month Payment - Class B2                 59,194
                                                  ----------
                                                   1,391,056         36,604,589.77

     Excess of ending ADCPB over Note balance after initial payments  2,913,891.23

     Excess (deficit) of excess balance over floor                      (88,790.80)
     Cash available after payment of regular payments                   206,404.36
                                                                     -------------
     Additional payment to certificate holders                           88,790.80


ADJUSTED FLOOR TEST
     Ending ADCPB                                                    39,518,480.99

     less
     Beginning Balance - Class A                  34,761,973
     Beginning Balance - Class B1                  1,616,836
     Beginning Balance - Class B2                  1,616,836
                                                  ----------
                                                  37,995,645
     less
     Current Month Payment - Class A               1,353,902
     Current Month Payment - Class B1                 62,972
     Current Month Payment - Class B2                 62,972
                                                  ----------
                                                   1,479,847         36,515,798.97

     Excess of ending ADCPB over Note balance after initial payments  3,002,682.03

     Excess (deficit) of excess balance over floor                            0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JANUARY 1, 1999


SERVICING FEE SCHEDULE

     Prior Month ADCPB                                 40,998,328
     Servicer Fee Rate                                     0.5000%
     One-twelfth                                           0.0417%
     Servicer Fee                                       17,082.64

     Prior Servicer Fee Arrearage                            0.00
     Servicer Fee Due                                   17,082.64

     Servicer Fee Paid                                  17,082.64

     Current Servicing Fee Arrearage                         0.00

BACK-UP SERVICING FEE SCHEDULE

     Prior Month ADCPB                                 40,998,328
     Back-Up Servicer Fee Rate                             0.0130%
     One-twelfth                                           0.0011%
     Back-up Servicer Fee                                  444.15

     Prior Back-Up Servicer Fee Arrearage                    0.00
     Total Back-Up Servicer Fee Due                        444.15

     Back-Up Servicer Fee Paid                             444.15

     Current Back-Up Servicing Fee Arrearage                 0.00


TRUSTEE FEE SCHEDULE

     Trustee Fee                                           291.67
     Trustee Fee Rate                                      0.0100%

     Prior Trustee Fee Arrearage                             0.00
     Total Trustee Fee Due                                 291.67

     Trustee Fee Paid                                      291.67

     Current Trustee Fee Arrearage                           0.00


CERTIFICATE PREMIUM SCHEDULE

     Class A Certificate Principal Balance          34,761,972.83
     Monthly Premium Rate                                  0.0208%
     Prior Premium Arrearage                                 0.00
     Premium Amount Due                                  7,242.00

     Premium Amount Paid                                 7,242.00

     Current Premium Arrearage                               0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JANUARY 1, 1999

Early Amortization Events

 (a) Default in the payment to the Class A Certificateholders or the Class B Certificateholders of any interest or principal due hereunder in accordance with the provisions of Section 6.06 when such payment becomes due and payable and continuance of such default for a period of five business days; or [10.01 (a)]

 (b) Default in the performance, or breach, of the any covenant or agreement of the Depositor in this Agreement (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this section
     10.01 specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Service, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of default" hereunder, or it, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (b)]

 (c) Any proceeding shall be instituted against the Depositor (or, if the Depositor is actively contesting the merits thereof, such proceeding is not dismissed within 90 days) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or any of its Indebtedness under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or [10.01 (c)]

 (d) The commencement by the Depositor of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Depositor in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or to the consent by it to the filing of such petition or to the appointment or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Depositor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the making by it of an admission by it in writing of its inability to pay its Debts generally as they become due, or the taking of corporate action by the Depositor in furtherance of any such action; or [10.01 (d)]

 (e) Judgments or orders in respect of money ( other than such judgements or orders in respect of which adequate insurance is maintained for the payment thereof) against the Depositor shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days or more; or [10.01 (e)]

 (f) There is a material breach of any of the representations and warranties of the Depositor set forth in Section 3.01 (a) and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Servicer, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, our if, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (f)]

 (g) The Trust Certificate Percentage Interest is less than the Subordinated Amount; or [10,01 (g)]

 (h) A Gross Charge-Off Event has occurred and is continuing; or  [10.01 (h)]

 (i) A Delinquency Trigger Event has occurred and is continuing; or

 (j) An Event of Servicing Termination has been declared; or  [10.01 (j)]

 (k) The Certificate Insurer has made an insured Payment under the policy. [10.01 (k)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JANUARY 1, 1999

                                                                       NO

       (a) Event of Servicer Termination (Yes/No)                      No
                                                                  -------------

       (b) Certificate Insurer makes an Insured Payment                No
                                                                  -------------

       (a) Gross Charge-Off Event (Yes/No)                             No
                                                                  -------------

       (b) Delinquency Trigger Event                                   No
                                                                  -------------

Events of Servicer Termination

(i) Any failure by the Servicer to make any payment, deposit, transfer or delivery required to be made hereunder (other than with respect to the Monthly Servicer Report, As to which the remedy is set forth in section
       11.01 (a) (ii) hereof) on the date of such payment, deposit, transfer or delivery is required to be made; [11.01 (a)(i)]

(ii)   Any failure by the Servicer to submit a Monthly Statement pursuant to
       Section 6.07 hereof that continues unremedied for a period of three business days after the earlier of the date upon which (A) the Certificate Insurer or a Certificateholder provides written notification to the Servicer of such failure or (B) the Depositor becomes aware that the Certificate Insurer and the Certificateholders have not received a copy of the Monthly Report in accordance with the provisions hereof (provided that the Servicer shall be granted a two business day grace period on not more than one occasion during each Collection Period); [11.01 (a)(ii)]

(iii) Any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this agreement, as in the case may be, or any breach of representation or warranty of the Servicer set forth in
       Section 3.02 of this Agreement, which failure or breach (A) materially and adversely affects the rights of the Trustee, Certificateholders, the Certificate Insurer or the Depositor and (B) continues unremedied for a period of 30 days after the earlier Activities related to Collection Period Ended 1/1/97 remedied, shall have been given to a Servicing Officer of the Servicer or a Responsible Officer of the Trustee by the Depositor or any Holder of Certificates or (y) the date on which any Servicing Officer or Responsible Officer of the Trustee first knows, or reasonably should have known, of such failure or breach; [11.01 (a)(iii)]

(iv) The Servicer shall consent to the appointment on a custodian, receiver, trustee or liquidator (or other similar official) of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, a court of competent jurisdiction shall determine that the Servicer is generally not paying its debts as they come due or the Servicer shall make a general assignment for the benefit of creditors; [11.01 (a)(iv)]

(v) The Servicer shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now defined hereafter in effect) or an answer admitting the material allegation of a petition filed against the Servicer shall, by voluntary petition, answer or consent, seek relief under the bankruptcy or other similar law providing for the reorganization or winding up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors; [11.01 (a)(v)]

(vi) An order, judgment or decree in excess of [$500,000] shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent (express or legally implied) of the Servicer, a custodian, receiver, trustee or liquidator (or other similar official) of the Servicer, or any substantial part of its property, or sequestering any substantial part of its property, and any such order, judgement or decree or appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of [90] days after the date of entry thereof; [11.01 (a)(vi)]

(vii) A petition against the Servicer in a proceeding under applicable bankruptcy laws or the insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within 60 days thereafter, or if, under the provisions of any of any law providing for reorganization or winding up of debtors which may apply to the Servicer, or any substantial part of its property, and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 60 days; [11.01(a)(vii)]

(viii) Any assignment by the Servicer to a delegate of its duties or rights hereunder, except as specifically permitted hereunder, or any attempt to make such an assignment; or [11.01 (a)(viii)]

(ix) for so long as the Servicer is First Sierra, its Total Capital is less than $9 million. [11.01 (a)(ix)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JANUARY 1, 1999


GROSS CHARGE-OFFS (>160 AND ACCOUNTS BOUGHT BACK BY SOURCE)                       Gross
                              Gross                      Gross                  Charge-Off
                            Defaults     Recoveries   Charge-Offs    ADCPB        Ratio
                            --------     ----------   -----------   ----------  ----------
           2 months prior       45,582         80,956     (35,374)  42,802,919       (0.99%)
           1 month prior           874         39,906     (39,031)  41,082,308       (1.14%)
           Current               1,271            320         950   39,518,481        0.03%


           3 Month Gross Charge-Off Ratio                                            (0.70%)
           Maximum Allowed                                                            2.50%


30+ DELINQUENCIES

                                                                    Monthly
                           Delinquencies     ADCPB                Delinquencies
                           -------------   ----------             -------------
           2 months prior    2,477,833     42,802,919                    5.79%
           1 month prior     2,345,001     41,082,308                    5.71%
           Current month     1,832,964     39,518,481                    4.64%

                           Delinquency Ratio:                            5.38%
                           Maximum Delinquency Ratio:                    6.00%

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JANUARY 1, 1999
ISSUER RESTRICTING EVENT CALCULATIONS

       (a) Gross Defaults (>=180)                                      No
                                                                  -------------

       (b) Issuer Delinquency Trigger Ratio                            No
                                                                  -------------


GROSS DEFAULTS (>=180)


                               Monthly Gross                 Monthly
                                 Defaults       ADCPB     Gross Defaults
                               -------------  ----------  --------------
           Current month             0        39,518,481     0.0000%
           1 month prior             0        41,082,308     0.0000%
           2 months prior            0        42,802,919     0.0000%
                                              ----------    -------
           Sum/Average               0        41,134,569     0.0000%
                                                                  4
                                                            -------
           Gross Defaults                                      0.00%

                 i A       Subordinated Percentage            11.53%
                ii B       WAL of Remaining Leases             1.71
                           Two                                    2
                           Ratio (i/ii)/2                      3.38%


ISSUER DELINQUENCY TRIGGER RATIO (90+ DAYS)

                                                             Monthly
                               Delinquencies  ADCPB       Delinquencies
                               -------------  ----------  -------------
           2 months prior              3,450  42,802,919       0.01%
           1 month prior                   0  41,082,308       0.00%
           Current month             210,303  39,518,481       0.53%


                           Issuer Delinquency Trigger Ratio:   0.18%
                           Maximum Ratio Allowed:              2.50%


EARLY AMORTIZATION EVENT

       (1) Is Subordination Level < 14%                   No
                                                      ------------

       (2) Has a Gross Charge-Off Event Occurred?         No
                                                      ------------

       (3) Has a Delinquency Event Occurred?              No
                                                      ------------

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JANUARY 1, 1999

Aging/Delinquency Statistics

                                                                             ADCPB               Total
                                                                         --------------        ---------
Current                                                                      37,685,517            95.36%
31-60 Days Past Due                                                             579,754             1.47%
61-90 Days Past Due                                                           1,042,907             2.64%
91+ Days Past Due                                                               210,303             0.53%
                                                                         --------------        ---------

Total                                                                        39,518,481           100.00%


Certificate Factors

Class A Notes                                                               0.452805449
Class B-1 Notes                                                             0.452805510
Class B-2 Notes                                                             0.452805510


Substitution Limits [Section 7]

ADCPB as of Cut-Off Date                                                  85,790,915.00
Maximum Substitution (10% of Initial)                                      8,579,091.50
Maximum Substitution for Defaulted Contracts (5% of Initial)               4,289,545.75

Prior month Cumulative ADCPB Substituted                                   3,733,341.63
Current month ADCPB Substituted                                                      --
                                                                         --------------
Cumulative ADCPB Substituted                                               3,733,341.63

Prior month Cumulative ADCPB Substituted for Defaulted Contracts           1,980,863.06
Current month ADCPB Substituted Defaulted Contracts                                  --
                                                                         --------------
Cumulative ADCPB Substituted for Defaulted Contracts                       1,980,863.06


Portfolio Prepayment Statistics

Prior month Cumulative ADCPB prepaid                                      11,255,414.53
Current month ADCPB prepaid                                                   97,941.94
                                                                         --------------
Cumulative ADCPB prepaid                                                  11,353,356.47

Prior month Cumulative ADCPB Defaulted                                     5,264,757.25
Current month ADCPB Defaulted                                                  1,270.67
                                                                         --------------
Cumulative ADCPB Defaulted                                                 5,266,027.92

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JANUARY 1, 1999


--------------------------------------------------------------------------------

BEGINNING ACCOUNT BALANCES                                                                   143,311.37
--------------------------

LOCKBOX ACCOUNT
---------------
     Transfer of prior period Payments not yet transferred to Collection Account            (353,131.36)
     Transfer of prior period Excluded Amounts not yet transferred                           (67,259.52)
     Collections Received [5.02 (b)(d)]                                                    2,070,996.24
     Excluded Amounts [5.02 (d)][Definition]                                                (632,189.89)
     Collections on Deposit due Collection Account [5.02 (d)]                               (993,846.74)

     Ending Balance                                                                          167,880.10


COLLECTION ACCOUNT
------------------
     BEGINNING BALANCE, DECEMBER 1, 1998                                                                    1,103,854.67
     -----------------------------------

     ACTIVITIES RELATED TO COLLECTION PERIOD ENDED DECEMBER 1, 1998
     --------------------------------------------------------------
     Add:  Servicer Advance                                                                                   630,459.31
     Add:  Payments due Collection Account from last 2 business days prior period                             361,435.11
     Add:  Add'l transfers                                                                                          0.00
     Add:  Amounts to Collection Acct from Security deposit account                                                 0.00
     Less: Total distributions on  December 10, 1998                                                       (2,095,749.09)
     ACTIVITIES RELATED TO COLLECTION PERIOD ENDED JANUARY 1, 1999
     -------------------------------------------------------------
     Aggregate Amount of Actual Payments [6.01 b (i)]                                                         993,846.74
     Add: Servicer Advances [5.03][6.01 b (ii)]                                                                     0.00
     Add: Sch. Payments, Final Payments or Purchase Option from Sec. Deposit Account [6.01 b (iii)]                 0.00
     Add: Reconveyance Amounts by Servicer [6.01 b (iv)]                                                            0.00
     Add: Any Investment Earnings [6.01 b (v)]                                                                  3,214.10
     Add: Deposits from New Transferred Property Funding Account [6.01 b (vi)]                                      0.00
     Add: Amount Payable to Class A Certificateholders under 6.04 d [6.01 b(vii)]                                   0.00
     Add: Advance Payments Due and Owing for Collection Period [6.01 c]                                             0.00
     Add: Security Deposits Related to Prepayment                                                                   0.00
     Add: Offset Amount as Provided by 5.12 [6.01 c]                                                                0.00
     Less: Amounts transferred to the New Transferred Property Funding Account [6.01 d]                             0.00
     Less: Amounts Servicer Advanced but deems uncorrectable [6.01 d]                                               0.00
     Less: Payments due Collection Acct. from last 2 business days in calendar mo.                                  0.00

     Ending balance on December 31, 1998 and January 1, 1999                                                  997,060.84

     Add: Servicer Advances to be deposited on Determination Date                                             696,858.77
     Add: Payments due Collection Acct from last 3 business days                                              148,322.21
     Add: Payments not yet transferred to the Collection Account                                                    0.00
     Add: Amounts to Collection Account from Security Deposit Account [6.02 c]                                      0.00

     Adjusted Collection Account Balance                                                                    1,842,241.82

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JANUARY 1, 1999

SECURITY DEPOSIT ACCOUNT
------------------------

     Beginning  Balance                                                                            144,812.54
     Add: Balance deposited on closing date                                                              0.00
     Add: Security Deposits [6.02 b]                                                                     0.00
     Less: Amounts to Collection Account [6.02 c]                                                        0.00
     Add:  Investment Earnings                                                                         611.63
                                                                                                  -----------

     Ending balance on December 31, 1998                                                           145,424.17

     Less: Amounts to Collection Account [6.02 c]                                                        0.00

     Adjusted Security Deposit  Account Balance                                                    145,424.17


NEW TRANSFERRED PROPERTY FUNDING ACCOUNT
----------------------------------------


     Beginning Balance                                                                                                0.00
     -----------------
     Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]                     0.00
     Add: Amount Transferred to New Transferred Property Funding Account [6.05 ii]                                    0.00
     Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]                    0.00
                                                                                                                      ----

     Ending balance on December 31, 1998                                                                              0.00

     Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]                     0.00

     Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]                    0.00
                                                                                                                      ----

     Adjusted New Transferred Property Funding Account Balance                                                        0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JANUARY 1, 1999

AVAILABLE AMOUNT TO CERTIFICATE HOLDERS                                                                           1,842,241.82
---------------------------------------

DISBURSEMENTS FROM COLLECTION ACCOUNT (ON AND AFTER INITIAL AMORTIZATION DATE)
------------------------------------------------------------------------------

     (i)         Initial Unpaid Amts inadvertently dep. in Collection Account [6.06 c (i)]                                0.00

     (ii)        Indemnity payments paid inadvertently dep in Collection Account [6.06 c (ii)]                            0.00

     (iii)       Aggregate of: [6.06 c (iii)]
                 (A)     Unreimbursed Servicer Advances from prior periods                                                0.00
                 (B)     Servicer Fee and unpaid Servicer Fee                                                        17,082.64
                 (C)     Servicing Charges inadvertently deposited in Collection Account                                  0.00

     (iv)        Current and unpaid Back-up Servicing Fees [6.06 c (iv)]                                                444.15

     (v)         Premium Amount due on Payment Date and unpaid Premiums [6.06 c (v)]                                  7,242.00

     (vi)        Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 c (vi)]                                  291.67

     (vii)       Class A Certificate Interest and Overdue Class A Interest [6.06 c (vii)]                           198,432.93

     (viii)      Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06 c (viii)]                       10,280.38

     (ix)        Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 c (ix)]                         11,007.96

     (x)         Class A Base  Principal Distribution Amount and Overdue Class A Principal [6.06 c (x)]           1,272,668.01

     (xi)        Certificate Insurer Reimbursement Amount, if any, due on Payment Date [6.06 b (xi)]                      0.00

     (xii)       Class B-1 Base  Principal Distribution Amount and Overdue Class B-1 Principal [6.06 c (xii)]        59,193.86
                 provided no restricting event exists

     (xiii)      Class B-2 Base  Principal Distribution Amount and Overdue Class B-2 Principal [6.06 c (xiii)]       59,193.86
                 provided no restricting event or issuer restricting event exists

     (xiv)       Any amounts due Servicer under 9.03 [6.06 b (xiv)]                                                       0.00

     (xv)        Prepayments optionally transferred to collection account and disbursed in                                0.00
                 consideration of the transfer of New Transferred Property not in excess of
                 $5,000,000 [6.06 c (xv)]

     (xvi)       To the Holder of the Trust Certificate any remaining amounts [6.06 b (xiii)]                       117,613.56
                 Net of Additional Principal Distribution to Class A, B1 & B2.

                 a.      Class A Additional Principal Distribution Amount                                            81,234.13

                 b.      Class B1 Additional Principal Distribution Amount                                            3,778.33

                 c.      Class B2 Additional Principal Distribution Amount                                            3,778.33


     Reviewed By:



     -------------------------------------------
     Craig M. Spencer
     Senior Vice President and
     Chief Accounting Officer

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JANUARY 1, 1999

ADCPB BALANCE
Initial ADCPB                                                     72,024,925.77
Prior Month ADCPB                                                 45,588,459.87
Current Month ADCPB (Before addition of New Property)             44,220,113.23
Base Principal Amount (Prior - Current)                            1,368,346.64
Add:  ADCPB of New Transferred Property                                    0.00
Ending ADCPB (Current + ADCPB of New Property)                    44,220,113.23

CLASS A INTEREST SCHEDULE

     Prior Month Class A Principal Balance                        40,117,118.01
     Class A Certificate Rate                                              6.29%
     One twelfth of Class A Certificate Rate                               0.52%
     Class A Certificate Interest                                    210,280.56
     Prior Month Class A Overdue Interest                                  0.00

     Class A Interest Due                                            210,280.56
     Class A Interest Paid                                           210,280.56

     Current Month Class A Overdue Interest                                0.00

CLASS A PRINCIPAL SCHEDULE

     Prior Month Class A Principal Balance                        40,117,118.01
     Class A Percentage                                                   88.00%
     Base Principal Amount                                         1,368,346.64
     Class A Base Principal Distribution Amount                    1,204,145.05
     Prior Month Class A Overdue Principal                                 0.00
     Total A Note Principal Due                                    1,204,145.05

     Class A Principal Paid                                        1,204,145.05

     Class A Overdue Principal                                             0.00

     Current Month Class A Principal Balance                      38,912,972.96

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JANUARY 1, 1999


CLASS B-1 INTEREST SCHEDULE

     Prior Month Class B-1 Principal Balance                       1,367,628.71
     Class B-1 Certificate Rate                                            7.01%
     One twelfth of Class B-1 Certificate Rate                             0.58%
     Class B-1 Certificate Interest                                    7,989.23
     Prior Month Class B-1 Overdue Interest                                0.00

     Class B-1 Interest Due                                            7,989.23
     Class B-1 Interest Paid                                           7,989.23

     Current Month Class B-1 Overdue Interest                              0.00

CLASS B-1 PRINCIPAL SCHEDULE

     Prior Month Class B-1 Principal Balance                       1,367,628.71
     Class B-1 Percentage                                                 3.00%
     Base Principal Amount                                         1,368,346.64
     Class B-1 Base Principal Distribution Amount                     41,050.40
     Prior Month B-1 Overdue Principal                                     0.00
     Total B-1 Note Principal Due                                     41,050.40
                                                                   ------------

     Class B-1 Principal Paid                                         41,050.40


     Class B-1 Overdue Principal                                           0.00

     Current Month Class B-1 Principal Balance                     1,326,578.31

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JANUARY 1, 1999


CLASS B-2 INTEREST SCHEDULE

     Prior Month Class B-2 Principal Balance                       1,139,690.77
     Class B-2 Certificate Rate                                            8.22%
     One twelfth of Class B-2 Certificate Rate                             0.69%
     Class B-2 Certificate Interest                                    7,806.88
     Prior Month Class B-2 Overdue Interest                                0.00

     Class B-2 Interest Due                                            7,806.88
     Class B-2 Interest Paid                                           7,806.88

     Current Month Class B-2 Overdue Interest                              0.00

CLASS B-2 PRINCIPAL SCHEDULE

     Prior Month Class B-2 Principal Balance                       1,139,690.77
     Class B-2 Percentage                                                  2.50%
     Base Principal Amount                                         1,368,346.64
     Class B-2 Base Principal Distribution Amount                     34,208.67
     Prior Month B-1 Overdue Principal                                     0.00
     Total B-1 Note Principal Due                                     34,208.67

     Class B-2 Principal Paid                                         34,208.67

     Class B-2 Overdue Principal                                           0.00

     Current Month Class B-2 Principal Balance                     1,105,482.10

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JANUARY 1, 1999


FLOOR TEST

     Initial ADCPB                                                72,024,925.77
     Floor percent                                                         3.00%
                                                                  -------------
     Floor                                                         2,160,747.77

     Ending ADCPB                                                 44,220,113.23

     less
     Beginning Balance - Class A               40,117,118
     Beginning Balance - Class B1               1,367,629
     Beginning Balance - Class B2               1,139,691
                                               ----------
                                               42,624,437
     less
     Current Month Payment - Class A            1,204,145
     Current Month Payment - Class B1              41,050
     Current Month Payment - Class B2              34,209
                                               ----------
                                                1,279,404         41,345,033.37

     Excess of ending ADCPB over Note balance
       after initial payments                                      2,875,079.86

     Excess (deficit) of excess balance over floor                   714,332.08


ADJUSTED FLOOR TEST
     Ending ADCPB                                                 44,220,113.23

     less
     Beginning Balance - Class A               40,117,118
     Beginning Balance - Class B1               1,367,629
     Beginning Balance - Class B2               1,139,691
                                               ----------
                                               42,624,437
     less
     Current Month Payment - Class A            1,204,145
     Current Month Payment - Class B1              41,050
     Current Month Payment - Class B2              34,209
                                               ----------
                                                1,279,404         41,345,033.37

     Excess of ending ADCPB over Note balance
       after initial payments                                      2,875,079.86

     Excess (deficit) of excess balance over floor                   714,332.08

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JANUARY 1, 1999


SERVICING FEE SCHEDULE

     Prior Month ADCPB                         45,588,460
     Servicer Fee Rate                             0.5000%
     One-twelfth                                   0.0417%
     Servicer Fee                               18,995.19

     Prior Servicer Fee Arrearage                    0.00
     Servicer Fee Due                           18,995.19

     Servicer Fee Paid                          18,995.19

     Current Servicing Fee Arrearage                 0.00

BACK-UP SERVICING FEE SCHEDULE

     Prior Month ADCPB                         45,588,460
     Back-Up Servicer Fee Rate                     0.0200%
     One-twelfth                                   0.0017%
     Back-up Servicer Fee                          759.81

     Prior Back-Up Servicer Fee Arrearage            0.00
     Total Back-Up Servicer Fee Due                759.81

     Back-Up Servicer Fee Paid                     759.81

     Current Back-Up Servicing Fee Arrearage         0.00


TRUSTEE FEE SCHEDULE

     Trustee Fee                                   291.67
     Trustee Fee Rate                              0.0100%

     Prior Trustee Fee Arrearage                     0.00
     Total Trustee Fee Due                         291.67

     Trustee Fee Paid                              291.67

     Current Trustee Fee Arrearage                   0.00


CERTIFICATE PREMIUM SCHEDULE

     Class A Certificate Principal Balance  40,117,118.01
     Monthly Premium Rate                          0.0200%
     Prior Premium Arrearage                         0.00
     Premium Amount Due                          8,023.00

     Premium Amount Paid                         8,023.00

     Current Premium Arrearage                       0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JANUARY 1, 1999

Early Amortization Events

(a) Default in the payment to the Class A Certificateholders or the Class B Certificateholders of any interest or principal due hereunder in accordance with the provisions of Section 6.06 when such payment becomes due and payable and continuance of such default for a period of five business days; or [10.01 (a)]

(b) Default in the performance, or breach, of the any covenant or agreement of the Depositor in this Agreement (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this section
     10.01 specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Service, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of default" hereunder, or it, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (b)]

(c) Any proceeding shall be instituted against the Depositor (or, if the Depositor is actively contesting the merits thereof, such proceeding is not dismissed within 90 days) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or any of its Indebtedness under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or [10.01 (c)]

(d) The commencement by the Depositor of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Depositor in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or to the consent by it to the filing of such petition or to the appointment or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Depositor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the making by it of an admission by it in writing of its inability to pay its Debts generally as they become due, or the taking of corporate action by the Depositor in furtherance of any such action; or [10.01 (d)]

(e) Judgments or orders in respect of money ( other than such judgements or orders in respect of which adequate insurance is maintained for the payment thereof) against the Depositor shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days or more; or [10.01 (e)]

(f) There is a material breach of any of the representations and warranties of the Depositor set forth in Section 3.01 (a) and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Servicer, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, our if, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (f)]

(g) The Trust Certificate Percentage Interest is less than the Subordinated Amount; or [10,01 (g)]

(h)  A Gross Charge-Off Event has occurred and is continuing; or  [10.01 (h)]

(i)  A Delinquency Trigger Event has occurred and is continuing; or

(j)  An Event of Servicing Termination has been declared; or  [10.01 (j)]

(k) The Certificate Insurer has made an insured Payment under the policy. [10.01 (k)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JANUARY 1, 1999

RESTRICTING EVENT CALCULATIONS

       (a) Event of Servicer Termination (Yes/No)                      No
                                                                  ------------

       (b) Certificate Insurer makes an Insured Payment                No
                                                                  ------------

       (a) Gross Charge-Off Event (Yes/No)                             No
                                                                  ------------

       (b) Delinquency Trigger Event                                   No
                                                                  ------------

Events of Servicer Termination

(i) Any failure by the Servicer to make any payment, deposit, transfer or delivery required to be made hereunder (other than with respect to the Monthly Servicer Report, As to which the remedy is set forth in section
       11.01 (a) (ii) hereof) on the date of such payment, deposit, transfer or delivery is required to be made; [11.01 (a)(i)]

(ii)   Any failure by the Servicer to submit a Monthly Statement pursuant to
       Section 6.07 hereof that continues unremedied for a period of three business days after the earlier of the date upon which (A) the Certificate Insurer or a Certificateholder provides written notification to the Servicer of such failure or (B) the Depositor becomes aware that the Certificate Insurer and the Certificateholders have not received a copy of the Monthly Report in accordance with the provisions hereof (provided that the Servicer shall be granted a two business day grace period on not more than one occasion during each Collection Period); [11.01 (a)(ii)]

(iii) Any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this agreement, as in the case may be, or any breach of representation or warranty of the Servicer set forth in
       Section 3.02 of this Agreement, which failure or breach (A) materially and adversely affects the rights of the Trustee, Certificateholders, the Certificate Insurer or the Depositor and (B) continues unremedied for a period of 30 days after the earlier Activities related to Collection Period Ended 1/1/97 remedied, shall have been given to a Servicing Officer of the Servicer or a Responsible Officer of the Trustee by the Depositor or any Holder of Certificates or (y) the date on which any Servicing Officer or Responsible Officer of the Trustee first knows, or reasonably should have known, of such failure or breach; [11.01 (a)(iii)]

(iv) The Servicer shall consent to the appointment on a custodian, receiver, trustee or liquidator (or other similar official) of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, a court of competent jurisdiction shall determine that the Servicer is generally not paying its debts as they come due or the Servicer shall make a general assignment for the benefit of creditors; [11.01 (a)(iv)]

(v) The Servicer shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now defined hereafter in effect) or an answer admitting the material allegation of a petition filed against the Servicer shall, by voluntary petition, answer or consent, seek relief under the bankruptcy or other similar law providing for the reorganization or winding up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors; [11.01 (a)(v)]

(vi) An order, judgment or decree in excess of [$500,000] shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent (express or legally implied) of the Servicer, a custodian, receiver, trustee or liquidator (or other similar official) of the Servicer, or any substantial part of its property, or sequestering any substantial part of its property, and any such order, judgement or decree or appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of [90] days after the date of entry thereof; [11.01 (a)(vi)]

(vii) A petition against the Servicer in a proceeding under applicable bankruptcy laws or the insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within 60 days thereafter, or if, under the provisions of any of any law providing for reorganization or winding up of debtors which may apply to the Servicer, or any substantial part of its property, and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 60 days; [11.01(a)(vii)]

(viii) Any assignment by the Servicer to a delegate of its duties or rights hereunder, except as specifically permitted hereunder, or any attempt to make such an assignment; or [11.01 (a)(viii)]

(ix) for so long as the Servicer is First Sierra, its Total Capital is less than $9 million. [11.01 (a)(ix)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JANUARY 1, 1999


GROSS CHARGE-OFFS (>=160 AND ACCOUNTS BOUGHT BACK BY SOURCE)

                              Gross                       Gross                    Monthly
                             Defaults     Recoveries   Charge-Offs     ADCPB     Charge-Offs
                             --------     ----------   -----------     -----     -----------

           2 months prior     187,304         166,477       20,827   47,291,418       0.53%
           1 month prior      102,009          98,918        3,091   45,702,639       0.08%
           Current             52,549          28,211       24,338   44,220,113       0.66%


           3 Month Gross Charge-Off Ratio                                             0.42%
           Maximum Allowed                                                            2.50%


30+ DELINQUENCIES

                                                                        Monthly
                          Delinquencies      ADCPB                   Delinquencies
                          -------------      -----                   -------------
           2 months prior     2,205,842      47,291,418                    4.66%
           1 month prior      2,293,051      45,702,639                    5.02%
           Current month      2,763,065      44,220,113                    6.25%

                           Delinquency Ratio:                              5.31%
                           Maximum Delinquency Ratio:                      7.00%

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
First Sierra Receivables Inc.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JANUARY 1, 1999
ISSUER RESTRICTING EVENT CALCULATIONS

       (a) Gross Defaults (>=180)                                      No
                                                                  ------------

       (b) Issuer Delinquency Trigger Ratio                            No
                                                                  ------------


GROSS DEFAULTS (>=180)

                                                           Monthly
                           Gross Defaults    ADCPB      Gross Defaults
                           --------------    -----      --------------
           Current                  0      44,220,113      0.0000%
           1 month prior            0      45,702,639      0.0000%
           2 months prior           0      47,291,418      0.0000%
                                   --     -----------      ------
           Sum/Average              0      45,738,057      0.0000%
                                                                4
           Gross Defaults                                    0.00%

                 i A       Subordinated Percentage           9.00%
                ii B       WAL of Remaining Leases           2.08
                           Two                               2.00
                           Ratio (i/ii)/2                    2.17%




ISSUER DELINQUENCY TRIGGER RATIO (90+ DAYS)

                                                             Monthly
                           Delinquencies   ADCPB          Delinquencies
                           -------------   -----          -------------
           2 months prior     158,990      47,291,418        0.34%
           1 month prior      275,664      45,702,639        0.60%
           Current month      365,078      44,220,113        0.83%


                           Issuer Delinquency Trigger Ratio: 0.59%
                           Maximum Ratio Allowed:            2.50%


EARLY AMORTIZATION EVENT

       (1) Is Subordinate Interest less than
           8.86% of ADCPB                                  No
                                                      -------------

       (2) Has a Gross Charge-Off Event Occurred?          No
                                                      -------------

       (3) Has a Delinquency Event Occurred?               No
                                                      -------------

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
First Sierra Receivables Inc.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JANUARY 1, 1999


       Aging/Delinquency Statistics
                                                                 ADCPB               Total
       Current                                                      41,457,049             93.75%
       31-60 Days Past Due                                           1,824,676              4.13%
       61-90 Days Past Due                                             573,311              1.30%
       91+ Days Past Due                                               365,078              0.83%
                                                                    ----------        ----------

       Total                                                        44,220,113            100.00%


       Certificate Factors

       Class A Notes                                               0.613948342
       Class B-1 Notes                                             0.613948281
       Class B-2 Notes                                             0.613948321


       Substitution Limits [Section 7]

       ADCPB as of Cut-Off Date                                  72,024,925.77
       Maximum Substitution (10% of Initial)                      7,202,492.58
       Maximum Substitution for Defaulted Contracts
         (5% of Initial)                                          3,601,246.29

       Prior month Cumulative ADCPB Substituted                   3,234,855.86
       Current month ADCPB Substituted                                      --
                                                                  ------------
       Cumulative ADCPB Substituted                               3,234,855.86

       Prior month Cumulative ADCPB Substituted for Defaulted
         Contracts                                                1,320,928.59
       Current month ADCPB Substituted Defaulted Contracts                  --
                                                                  ------------
       Cumulative ADCPB Substituted for Defaulted Contracts       1,320,928.59


       Portfolio Prepayment Statistics

       Prior month Cumulative ADCPB prepaid                       8,286,302.27
       Current month ADCPB prepaid                                   81,356.46
                                                                  ------------
       Cumulative ADCPB prepaid                                   8,367,658.73

       Prior month Cumulative ADCPB Defaulted                     3,163,962.83
       Current month ADCPB Defaulted                                 52,549.01
                                                                  ------------
       Cumulative ADCPB Defaulted                                 3,216,511.84

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JANUARY 1, 1999


--------------------------------------------------------------------------------

BEGINNING ACCOUNT BALANCES                                                         98,197.46

LOCKBOX ACCOUNT
     Transfer of prior period Payments not yet transferred to Collection Account (245,739.14)
     Transfer of prior period Excluded Amounts not yet transferred                (54,243.64)
     Collections Received [5.02 (b)(d)]                                         1,905,294.25
     Excluded Amounts [5.02 (d)][Definition]                                     (751,149.98)
     Collections on Deposit due Collection Account [5.02 (d)]                    (853,819.38)

     Ending Balance                                                                98,539.57


COLLECTION ACCOUNT
     BEGINNING BALANCE, DECEMBER 1, 1998                                                                873,704.10
     -----------------------------------
     ACTIVITIES RELATED TO COLLECTION PERIOD ENDED DECEMBER 1, 1998
     Add:  Servicer Advance                                                                             715,892.80
     Add:  Payments due Collection Account from last 2 business days prior period                       327,630.76
     Add:  Add'l transfers                                                                                    0.00
     Add:  Amounts to Collection Acct from Security deposit account                                           0.00
     Less: Total distributions on  December 10, 1998                                                 (1,917,227.66)

     ACTIVITIES RELATED TO COLLECTION PERIOD ENDED JANUARY 1, 1999
     -------------------------------------------------------------
     Aggregate Amount of Actual Payments [6.01 b (i)]                                                   853,819.39
     Add: Servicer Advances [5.03][6.01 b (ii)]                                                               0.00
     Add: Sch. Payments, Final Payments or Purchase Option from Sec. Deposit
            Account [6.01 b (iii)]                                                                            0.00
     Add: Reconveyance Amounts by Servicer [6.01 b (iv)]                                                      0.00
     Add: Any Investment Earnings [6.01 b (v)]                                                            2,630.78
     Add: Deposits from New Transferred Property Funding Account [6.01 b (vi)]                                0.00
     Add: Amount Payable to Class A Certificateholders under 6.04 d [6.01 b(vii)]                             0.00
     Add: Advance Payments Due and Owing for Collection Period [6.01 c]                                       0.00
     Add: Security Deposits Related to Prepayment                                                             0.00
     Add: Offset Amount as Provided by 5.12 [6.01 c]                                                          0.00
     Less: Amounts transferred to the New Transferred Property Funding Account [6.01 d]                       0.00
     Less: Amounts Servicer Advanced but deems uncorrectable [6.01 d]                                         0.00
     Less: Payments due Collection Acct. from last 2 business days in calendar mo.                            0.00

     Ending balance on December 31, 1998 and January 1, 1999                                            856,450.17

     Add: Servicer Advances to be deposited on Determination Date                                       822,572.27
     Add: Payments due Collection Acct from last 3 business days                                         86,364.35
     Add: Payments not yet transferred to the Collection Account                                              0.00
     Add: Amounts to Collection Account from Security Deposit Account [6.02 c]                                0.00

     Adjusted Collection Account Balance                                                              1,765,386.79

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JANUARY 1, 1999


SECURITY DEPOSIT ACCOUNT

     Beginning  Balance                                                                              0.00

     Add: Balance deposited on closing date                                                          0.00
     Add: Security Deposits [6.02 b]                                                                 0.00
     Less: Amounts to Collection Account [6.02 c]                                                    0.00
     Add:  Investment Earnings                                                                       0.00
                                                                                                     ----

     Ending balance on December 31, 1998                                                             0.00

     Less: Amounts to Collection Account [6.02 c]                                                    0.00

     Adjusted Security Deposit  Account Balance                                                      0.00


NEW TRANSFERRED PROPERTY FUNDING ACCOUNT


     Beginning Balance                                                                                                 0.00

     Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]                      0.00
     Add: Amount Transferred to New Transferred Property Funding Account [6.05 ii]                                     0.00
     Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]                     0.00
                                                                                                                       ----

     Ending balance on December 31, 1998                                                                               0.00

     Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]                      0.00

     Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]                     0.00
                                                                                                                       ----

     Adjusted New Transferred Property Funding Account Balance                                                         0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JANUARY 1, 1999

AVAILABLE AMOUNT TO CERTIFICATE HOLDERS                                                        1,765,386.79


DISBURSEMENTS FROM COLLECTION ACCOUNT (ON AND AFTER INITIAL AMORTIZATION DATE)

(i)   Initial Unpaid Amts inadvertently dep. in Collection Account [6.06 c (i)]                                          0.00

(ii)  Indemnity payments paid inadvertently dep in Collection Account [6.06 c (ii)]                                      0.00

(iii) Aggregate of: [6.06 c (iii)]
      (A)    Unreimbursed Servicer Advances from prior periods                                                           0.00
      (B)    Servicer Fee and unpaid Servicer Fee                                                                   18,995.19
      (C)    Servicing Charges inadvertently deposited in Collection Account                                             0.00

(iv)  Current and unpaid Back-up Servicing Fees [6.06 c (iv)]                                                          759.81

(v)   Premium Amount due on Payment Date and unpaid Premiums [6.06 c (v)]                                            8,023.00

(vi)  Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 c (vi)]                                            291.67

(vii) Class A Certificate Interest and Overdue Class A Interest [6.06 c (vii)]                                     210,280.56

(viii)Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06 c (viii)]                                  7,989.23

(ix)  Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 c (ix)]                                    7,806.88

(x)   Class A Base  Principal Distribution Amount and Overdue Class A Principal [6.06 c (x)]                     1,204,145.05

(xi)  Certificate Insurer Reimbursement Amount, if any, due on Payment Date [6.06 b (xi)]                                0.00

(xii) Class B-1 Base  Principal Distribution Amount and Overdue Class B-1 Principal [6.06 c (xii)]                  41,050.40
      provided no restricting event exists

(xiii)Class B-2 Base  Principal Distribution Amount and Overdue Class B-2 Principal [6.06 c (xiii)]                 34,208.67
      provided no restricting event or issuer restricting event exists

(xiv) Any amounts due Servicer under 9.03 [6.06 b (xiv)]                                                                 0.00

(xv)  Prepayments optionally transferred to collection account and disbursed in                                          0.00
      consideration of the transfer of New Transferred Property not in excess of
      $5,000,000 [6.06 c (xv)]

(xvi) To the Holder of the Trust Certificate any remaining amounts [6.06 b (xiii)]                                 231,836.33


Reviewed By:



------------------------------------------------------
Craig M. Spencer
Senior Vice President and
Chief Accounting Officer